HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19946                                                      HV-1524 – Group Variable Annuity Contracts (Gardner & White)

Issued with Respect to DC-I and DC-II

Supplement dated February 22, 2011 to your Prospectus

FUND CLOSURE

UIF MID CAP GROWTH PORTFOLIO – CLASS II

Effective at the close of business on March 31, 2011, the UIF Mid Cap Growth Portfolio Sub-Account is closed to new investors.  Plan participants who have selected this fund prior to the close of business on March 31, 2011 may continue to buy shares if the fund continues to offer shares.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.